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                                  NEWS RELEASE
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FOR:         TRUMP HOTELS & CASINO RESORTS, INC. (NYSE: DJT)
CONTACT:     John P. Burke - Corporate Treasurer (212) 891-1500
FOR RELEASE: IMMEDIATE

                          TRUMP HOTELS & CASINO RESORTS

                   RECEIVES NATIONAL INDIAN GAMING COMMISSION
                           APPROVAL OF TRUMP 29 CASINO
                              MANAGEMENT AGREEMENT

         NEW YORK, NY - April 16, 2002 Trump Hotels & Casino Resorts, Inc. (NYSE: DJT) ("THCR" or the "Company") announced that on April 15, 2002, the National Indian Gaming Commission approved the Company's five-year management agreement for Trump 29 Casino located in Coachella, Southern California, 20 miles east of Palm Springs and 140 miles east of Los Angeles. The casino, renamed Trump 29 Casino upon its reopening on April 2, 2002 to record crowds, is owned by the Twenty-Nine Palms Band of Luiseno Mission Indians. Pursuant to the management agreement, THCR Management Services, LLC, a subsidiary of the Company ("THCR Management"), will manage and direct the day-to-day operations of Trump 29 Casino. Donald J. Trump, the Chairman, Chief Executive Officer and President of the Company, remarked, "We are grateful to have the National Indian Gaming Commission's approval. Our management style and direction and the Tribe's desire to give its patrons a totally rewarding gaming experience should prove to be a winning combination. I believe we have been successful in creating a first class gaming environment at the site and our continuing involvement with the Tribe should benefit all parties. The Trump brand - synonymous with superior customer service, gaming products and amenities - will no doubt make Trump 29 Casino a must-see gaming attraction in the Southern California area."

         The Company, through its subsidiary, Trump Hotels & Casino Resorts Development Company, LLC, was responsible for the construction and renovation of Trump 29 Casino. The second phase of construction - which is currently in progress and anticipated to be completed in the third quarter of 2002 - will feature the renovated existing 75,000-square-foot facility and contain expanded casino space including a poker room, a 2500 seat showroom, a fine-dining restaurant and a food court.

                      PSLRA Safe Harbor for Forward-Looking
                      -------------------------------------
                Statements and Additional Available Information
                -----------------------------------------------

         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

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         All statements, trend analysis and other information contained in this release relative to THCR's or its subsidiaries' performance, trends in THCR's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of THCR, THCR notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of THCR. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. This Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of THCR are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by THCR or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

         Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodical reports filed with the Securities and Exchange Commission (the "Commission"), including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the Commission's website, www.sec.gov, or on the Company's website, www.trump.com.

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